Exhibit 10.42

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING	PAGE OF PAGES
		DO-C9	1	9
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4.REQUISITION/PURCHASE REQUEST/PROJECT NO.
W91CRB-04-D-0014	07 Jun 2004

5. ISSUED BY	CODE	W91CRB	6. ADMINISTERED BY (If other than Item 5)	CODE S1212A

US ARMY ROBERT MORRIS ACQ CTR - W91CRB			DCMA SOUTH FLORIDA - HOLLYWOOD - S1212A
UNIQUE MISSIONS DIVISION			6100 HOLLYWOOD BLVD SUITE 310
ATTN: AMSRD-ACC-U			HOLLYWOOD FL 33024-7981
4118 SUSQUEHANNA AVENUE
ABERDEEN PROVING GROUND MD 21005-3013

7. NAME AND ADDRESS OF CONTRACTOR	(No., street, city, county, state and zip code)	8. DELIVERY
POINT BLANK BODY ARMOR, INC		☐ FOB ORIGIN ☒ OTHER	(See below)
4031 N.E. 12TH TERRACE
OAKLAND PARK FL 33334		9. DISCOUNT FOR PROMPT PAYMENT

		10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise specified)
TO THE ADDRESS
CODE 62283	FACILITY CODE	SHOWN IN:

11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY		CODE	HQ0303
DFAS ROCK ISLAND - HQ0303
BUILDING 68
ROCK ISLAND IL 61299
See Schedule		DFASRI

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:		14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C.2304(c)☐	☐ 41 U.S.C. 253(c)☐	See Schedule
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
		15G. TOTAL AMOUNT OF CONTRACT			$239,400,000.00

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)

		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES

X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	8 -9

X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	3 -5		J	LIST OF ATTACHMENTS

	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS

X	E	INSPECTION AND ACCEPTANCE	6		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
	F	DELIVERIES OR PERFORMANCE

X	G	CONTRACT ADMINISTRATION DATA	7		L	INSTRS., CONDS., AND NOTICES TO OFFERORS

	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	18. ☒ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number REF: W91CRB-04-T-0129 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME AND TITLE OF CONTRACTING OFFICER
SANDRA HATFIELD C.O.O	KATHRYN J. BANKERD / CONTRACTING OFFICER
TEL: 410-278-0864 EMAIL: Kathy.Bankerd@apg.army.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED		20B. UNITED STATES OF AMERICA

BY	/s/ Sandra Hatfield	6/7/04	BY	/s/ Kathryn J. Bankerd	20C. DATE SIGNED 07-Jun-2004
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	GPO 1985 O -469-794	Prescribed by GSA
FAR (48 CFR) 53.214(a)

Section B - Supplies or Services and Prices

MIN/MAX

B.1	TYPE OF CONTRACT

a. The basic contract is issued on an Indefinite Quantity/Indefinite Delivery basis in accordance with FAR 16.504.

b. Individual delivery orders issued under the basic contract shall be on a firm fixed price basis.

B.2	CONTRACT MINIMUM AND MAXIMUM LIMITATIONS

a. The government is obligated to place, with the contractor, a delivery order(s) in the amount which will total at least 50,000 each.

b. The government may place additional delivery orders with the contractor for a not-to-exceed maximum of 840,000 each.

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		840,000	Each	$285.00	$239,400,000.00

GSA Contract No. #GS-07F-8942D

FFP

INTERCEPTOR Body Armor Extremity Protection:

Deltoid and Axillary Protectors, Desert

See Fact Sheet.

The term of this contract shall commence on the date of award and continue through 36 months thereafter. The delivery schedule will be stated in each Delivery Order.

				MAX NET AMT	$239,400,000.00
	ACRN AA Funded Amount				$0.00

FOB: Destination

As of 30 Apr 04

Section C - Descriptions and Specifications

FACT SHEET

FACT SHEET

INTERCEPTOR Body Armor (IBA) Program

Extremity Protection

Deltoid and Axillary Protectors (DAP)

OVERVIEW: During Operation Iraqi Freedom combat operations, an increased threat has been encountered because of the extensive use of IED’s by terrorist insurgents. Whereas the Outer Tactical Vest (OTV) of the IBA provides torso protection from the fragmentary effects of IED’s, a shortfall in the under arm and upper arm areas not currently covered by the IBA was identified by combat commanders and medical personnel. To meet this threat and provide an increased level of protection, the DAP was developed.

DESCRIPTION: The DAP consists of two ambidextrous modular components, the Deltoid (Upper Arm) Protector and the Axillary (Under Arm) Protector. The Deltoid Protector attaches at the shoulder of the OTV and is secured around the wearers arm with a strap. The Axillary Protector is worn under the OTV and is attached to the underside of the shoulder portion of the OTV and to the interior adjustment strap on the lower side of the OTV. The DAP will be issued in sets, which consists of two (2) each Deltoid and Axillary Protectors.

COMPONENT MATERIALS: Cordura and Kevlar.

COLOR: Desert

WEIGHT: 5.3 lbs per set

SIZE: One size fits all.

SPECIAL INSTRUCTIONS

BERRY AMENDMENT:

PRODUCTS PROVIDED MUST BE IN COMPLIANCE WITH THE “BERRY AMENDMENT” ENACTED AS SECTION 9005 OF THE DEPARTMENT OF DEFENSE APPROPRIATION ACT, 1993 (P.L. 102-396) IN THAT ALL COMPONENTS OF THE ITEM ARE TO BE “GROWN, REPROCESSED, REUSED, OR PRODUCED IN THE UNITED STATES”.

INSPECTION AND ACCEPTANCE BY THE GOVERNMENT:

As of 30 Apr 04

(a) Saving and reserving to the Government all rights under the inspection provision, the following is applicable to this acquisition: Inspection and acceptance at Contractor’s plant upon execution of DD Form 250 by the authorized Government representative.

(b) Inspection and acceptance at source by cognizant Defense Contract Management Agency (DCMA). Office responsible for performance of inspection is DCMA, South Florida – Hollywood

                            Phone: 954-987-7468 exts. 200, 201, or 204

                            FAX: 954-961-2229

(c) Inspection will be performed at: 202 SW 2nd St., Pompano Beach, FL 33069.

(d) Notwithstanding the foregoing designation of destination as the place for inspection and acceptance of supplies furnished hereunder, the Government reserves the right to require inspection and acceptance at Contractor’s plant. Said right may be exercised either before award or during the course of performance, only the undelivered portion of the delivery order quantities will be subject to inspection and acceptance at Contractor’s plant.

MATERIAL INSPECTION AND RECEIVING REPORT DD FORM 250:

Material Inspection and Receiving Report DD Form 250 to be sent to the following address:

PM Soldier Equipment

ATTN: SFAE-SDR-SEQ/Gerry Mosier

10170 Beach Road

Ft. Belvoir, VA 22060

SHIPPING ADDRESS:

DODAAC: W912H7

PM Soldier Equipment Staging/NET Facility

7142 Lineweaver Rd., Bldg 2400

Warrenton, VA 20187-5000

M/F: Contract # W91CRB-04-D-0014

INVOICE INSTRUCTIONS:

The contractor shall fax all invoices to the Contracting Officer’s Representative (COR) as listed below. Upon receipt, the COR will review invoices for accuracy, certify for payment and forward to the appropriate DFAS office in Block 12 of SF 26 (cover page). The Fax number for DFAS Rock Island is 309-782-9144/9994/9997. INVOICES MUST INCLUDE SHIPPING COMPANY AND TRACKING NUMBER.

CONTRACTING OFFICER’S REPRESENTATIVE:

Ms. Gerry Mosier

Phone: 703-704-2803

FAX: 703-704-0037

Email: gerry.mosier@peosoldier.army.mil

ACQUISITION POINT OF CONTACT:

As of 30 Apr 04

Sherri Comer

U.S. Army Robert Morris Acquisition Center

Building 4118

Susquehanna Boulevard

Aberdeen Proving Ground, MD 21005-5001

Phone: 410-278-0867

Fax: 410-306-3710

Email: sherri.comer@us.army.mil

As of 30 Apr 04

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government

As of 30 Apr 04

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA:	To be cited on individual delivery orders.
AMOUNT:	$0.00

As of 30 Apr 04

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.203-11	Certification And Disclosure Regarding Payments To Influence Certain Federal Transactions	APR 1991
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.247-34	F.O.B. Destination	NOV 1991
52.247-48	F.O.B. Destination—Evidence Of Shipment	FEB 1999
52.252-2	Clauses Incorporated By Reference	FEB 1998
252.204-7004 Alt A	Required Central Contractor Registration Alternate A	NOV 2003
252.225-7012	Preference For Certain Domestic Commodities	MAY 2004

CLAUSES INCORPORATED BY FULL TEXT

52.211-16 VARIATION IN QUANTITY (APR 1984)

(a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b) The permissible variation shall be limited to:

0% Percent increase

0% Percent decrease

This increase or decrease shall apply to CLIN 0001 and funded subclins.

(End of clause)

52.216-18 ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of contract award through   36 months         [insert dates].

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19 ORDER LIMITATIONS. (OCT 1995)

As of 30 Apr 04

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 50,000 (insert dollar figure or quantity), the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor:

(1) Any order for a single item in excess of 200,000 (insert dollar figure or quantity);

(2) Any order for a combination of items in excess of 840,000 (insert dollar figure or quantity); or

(3) A series of orders from the same ordering office within 10 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22 INDEFINITE QUANTITY. (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 36 months [insert date].

(End of clause)

As of 30 Apr 04